                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


       Date of Report (Date of earliest event reported) February 19, 2002
                                                        -----------------


                   SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)



             Nevada                        0-29373               33-0836954
---------------------------------        ------------        -------------------
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)




                              32921 Calle Perfecto
                      San Juan Capistrano, California 92675
              -----------------------------------------------------
              (Address of principal executive offices and Zip Code)



                                 (949) 234-1999
               ---------------------------------------------------
               (Registrant's telephone number including area code)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Seychelle Environmental Technologies, Inc.

Item 1.  Changes in Control of Registrant.
         ---------------------------------

         Note Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         Not Applicable

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Not Applicable

Item 5.  Other Events

         On February 12, 2002, we elected Michelle Rae Palmer to fill a vacancy on our Board of Directors. Ms. Palmer is also one of our Vice Presidents.

Item 6.  Resignation of Registrant's Directors.
         --------------------------------------

         Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         Accountants' Letter

Item 8.  Change in Fiscal Year.
         ----------------------

         Not Applicable

Item 9.  Regulation FD Disclosure.
         -------------------------

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            SEYCHELLE ENVIRONMENTAL
                                            TECHNOLOGIES, INC.



         Dated: February 19, 2002           By: /s/ Carl Palmer
                                               ---------------------------------
                                               President